

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Pension  Partners  1993-A,  Ltd.'s  balance  sheet and  statement of  operations contained in its Form 10-K for the year ended December 31, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   DEC-31-1997
<CASH>                                         25,624
<SECURITIES>                                   0
<RECEIVABLES>                                  135,828
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               161,452
<PP&E>                                         4,141,041
<DEPRECIATION>                                 (2,014,414)
<TOTAL-ASSETS>                                 2,288,079
<CURRENT-LIABILITIES>                          7,502
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,280,577
<TOTAL-LIABILITY-AND-EQUITY>                   2,288,079
<SALES>                                        598,700
<TOTAL-REVENUES>                               598,770
<CGS>                                          0
<TOTAL-COSTS>                                  300,211<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                218,820
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            218,820
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   218,820
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.

